UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

WII COMPONENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115490	No. 73-1662631
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Avenue SE, St. Cloud, Minnesota 56304

(Address of principal executive offices) (Zip Code)

(320) 252-1503

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                         Other Events.

On November 3, 2010, WII Components, Inc. terminated its previously announced cash tender offer and consent solicitation with respect to its 10% Senior Notes due 2012.  A copy of the press release announcing the termination of the tender offer and consent solicitation is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01                                            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release announcing the termination of the tender offer and consent solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

Dated: November 4, 2010	By:
/s/ Dale B. Herbst
Dale B. Herbst
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing the termination of the tender offer and consent solicitation.